SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 August 18, 2005

                        DENTAL PATIENT CARE AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


             Utah                         333-37842               87-0639343
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(State or other jurisdiction of   (Commission file number)      (IRS employer
        incorporation)                                       identification no.)

      2825 E. Cottonwood Parkway, Suite 500, SLC, UT           84121
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         (Address of principal executive offices)            (Zip code)

                                 (801) 990-3314
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to
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         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
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         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
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                   This document contains a total of 2 pages.

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Item 7.01 Regulation FD

         The Company, through its wholly owned subsidiary, U.S. DentistDirect, Inc. ("DentistDirect"), has been seeking to establish a method whereby members of our Dental Cooperative could receive payment from insurance claims submitted for dental services rendered through a credit facilitator within three business days from the date the insurance claims are submitted for payment. DentistDirect, through two subcontractors (Qualified Benefit Services, LLC and Dentist Direct, LLC) have established a prototype system to provide this service.

         Under these arrangements claims for insurance reimbursements will be submitted through DentistDirect and its subcontractors. Within three business days, DentistDirect and it subcontractors have arranged for an amount equal to ninety-five percent (95%) of an approved insurance claim to be paid to the Cooperative member. The funds to pay the Cooperative member are provided under a credit arrangement with MasterCard. The processing of the first transaction whereby funds were advanced to a Cooperative member under these arrangements was completed on August 18, 2005.

         DentistDirect is still in the process of finalizing how the accelerated insurance claim payment arrangements will operate with Cooperative members. Mr. Pete Peterson, a director of the Company, is affiliated with Qualified Benefit Services, LLC and Dentist Direct, LLC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DENTAL PATIENT CARE AMERICA, INC.
                                               (Registrant)




Date: August 23, 2005                          By   /s/  Michael Silva
                                                  ------------------------------
                                                  Michael Silva
                                                  Chief Executive Officer

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